EXHIBIT 10.30

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

AMENDED AND RESTATED WARRANT ISSUANCE AGREEMENT

This Amended and Restated Warrant Issuance Agreement (this “Agreement”) is effective as of November 13, 2002 (the “Effective Date”) by and between Digirad Corporation, a Delaware corporation (the “Company”), McAdams and Whitham Consulting, LLC (“MWC Consulting”) and Dr. Stephen A. McAdams and John C. Whitham (each, a “Principal” and collectively, the “Principals”).  Capitalized terms used herein which are not defined shall have the definitions ascribed to them in the Consulting Agreement (as defined below).

RECITALS

WHEREAS, the Company, MWC Consulting and the Principals are party to a certain Warrant Issuance Agreement dated July 31, 2001 (the “Prior Issuance Agreement”), pursuant to which the Company is obligated to periodically issue to the Principals certain warrants to purchase shares of the Common Stock of the Company (“Common Stock”);

WHEREAS, the Company and MWC Consulting have entered into a certain Consulting Agreement dated November 13, 2002 (the “Consulting Agreement”), pursuant to which the Company is obligated to periodically issue to MWC Consulting certain warrants to purchase shares of the Common Stock of the Company;

WHEREAS, the Company, MWC Consulting and the Principals desire that the issuance of warrants pursuant to the Consulting Agreement be governed by this Agreement and further agree that the Prior Issuance Agreement shall be superceded and replaced in its entirety by this Agreement and that this Agreement shall govern the rights of MWC Consulting and the Principals to be issued warrants to purchase shares of Common Stock of the Company and other matters as set forth herein;

WHEREAS, Dr. Stephen A. McAdams and Mr. John C. Whitham are the sole principals of MWC Consulting and desire to have any Warrants (as defined below) issued to them in their individual names;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, MWC Consulting and the Principals hereby agree as follows:

1.             Issuance of Warrants.

1.1           Number: Issuance Schedule: Exercise Price.  Subject to the terms and conditions of the Consulting Agreement and this Agreement, the Company shall issue to each Principal warrants in substantially the form attached hereto as Exhibit A (each, a “Warrant” and collectively, the “Warrants”), to purchase up to that number of shares of Common Stock as is determined pursuant to Section 1.2.  The Warrants will be issued and delivered from time to time as is determined pursuant to Section 1.3.  The Warrants will be exercisable at a price per share as is determined pursuant to Section 1.4.

1.2           Number of Warrant Shares.  Subject to this Section 1.2 and Section 1.3, the Company shall issue to each Principal Warrants, exercisable at a price per share as is determined pursuant to Section 1.4, to purchase up to that number of shares of Common Stock as is determined pursuant to the following:

(a)           The Company shall issue to each Principal a Warrant to purchase up to  ***  shares of Common Stock of the Company for each Unit sold to an Identified Customer (as defined in the Consulting Agreement) on or after the Effective Date;

(b)           As a condition precedent to the Company’s obligation to issue to the Principals any Warrant or Warrants pursuant to this Agreement, MWC Consulting shall deliver to the Company documentation reasonably satisfactory to the Company and signed by each of the Principals, confirming that the Unit(s)have been sold to the Identified Customer(s) (a “Sales Report”).

(c)           The Company’s obligation to issue to the Principals any Warrant or Warrants pursuant to this Agreement shall terminate upon either (i) the Company’s or MWC Consulting’s receipt of notice of termination of the Consulting Agreement or (ii) the Principals’ receipt of Warrants to purchase up to an aggregate of     ***    shares of Common Stock pursuant to this Agreement.

(d)           For purposes of this Section 1.2, a “Unit” or “Units” shall mean a                      ***                      a                 ***                or any successor *** designated by the Company.

1.3           Issuance Schedule.  After the Company’s receipt and acceptance of a Sales Report, at the next meeting of the Board of Directors (the “Board”) of the Company (such date, the “Meeting Date”), the Company shall issue to the Principals Warrants, exercisable at a price as is determined pursuant to Section 1.4, to purchase up to that number of shares of Common Stock as is determined pursuant to Section 1.2. The “Date of Issuance” of each such Warrant shall be the Meeting Date. Such Warrant shall thereafter be delivered to the Principals within                                ***.

1.4           Exercise Price.  The Exercise Price of any Warrant issued pursuant to Section 1.3 shall be                        ***                            ***              , with reference to the following:

(a)	***
***
***

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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(b)	***
***
***

; and

(c)	***
***.

2.             Representations and Warranties of the Principals.  Each Principal hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Warrants to the Principals, as follows:

2.1           Purchase Entirely for Own Account.  By the Principals’ execution of this Agreement, each Principal hereby confirms that any Warrant to be received by the Principal and the Common Stock issuable upon exercise of such Warrant (collectively, the “Securities”) shall be acquired for investment for the Principal’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Principal has no present intention of selling, granting any participation in, or otherwise distributing the Securities.  By executing this Agreement, each Principal further represents that each Principal does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Principal represents that he has full power and authority to enter into this Agreement.

2.2           Investment Experience.  Each Principal is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Securities.

2.3           Accredited Investor.  Each Principal is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as now in effect.

2.4           Restricted Securities.  Each Principal understands that the Securities he is and shall be acquiring are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, each Principal represents that he is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

2.5           Legends.  Each Principal understands that the certificates evidencing the Securities may bear one or more of the following or other legends:

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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(a)           “The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”) or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value, directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company.”

(b)           Any legend required by the laws of the states of California or Delaware, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

(c)           Any legend required to be placed on the Securities purchased by Principals in any future sale or offering of any Securities.

3.             Restrictions on Disposition.  Without in any way limiting the representations set forth in Section 2 above, each Principal further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee (if such sale is in a privately negotiated transaction) has agreed in writing for the benefit of the Company to be bound by this Section 3, and in addition thereto, one of the following conditions is satisfied:

3.1           Securities Registered.  There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

3.2           Registration Not Required. The Principals shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such securities under the Act; provided, however, that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

4.             Market Stand-Off Agreement.  Each Principal hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period except Common Stock included in such registration; provided, however, that:

4.1           Such agreement shall not exceed 180 days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

4.2           Such agreement shall not exceed ninety (90) days for any subsequent

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registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

4.3           All directors and officers of the Company as well as all holders of one percent (1%) or more of the Company’s outstanding capital stock are similarly bound.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Securities of the Principal (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

5.             General Provisions.

5.1          Governing Law.  This Agreement and/or the Warrants shall be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5.2           Entire Agreement.  This Agreement, together with the agreements and documents referred to herein, the Consulting Agreement, and those certain Warrants to Purchase Common Stock dated November 13,2002 issued to each of the Principals, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

5.3           Notices.  Any notice required or permitted under this Agreement and/or the Warrants shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, by registered or certified mail, postage prepaid, or by nationally recognized overnight carrier to the Company, MWC Consulting or the Principals at the address set forth below or to such other address as may be furnished in writing to the other party hereto. Such notice shall be deemed effectively given (i) if hand delivered, upon delivery, (ii) if sent by facsimile or other electronic medium, when confirmed, if sent during the normal business hours of the recipient (and if not sent during the normal business hours of the recipient, then on the next business day), (iii) if sent by mail, five days after having been sent or (iv) if sent by nationally recognized overnight courier, one day after deposit with such courier:

MWC Consulting:	McAdams and Whitham Consulting, LLC
1718 East Fourth St., Suite 501
Charlotte, NC 28204
Attention: Dr. Stephen A. McAdams

Company:	Digirad Corporation
9350 Trade Place
San Diego, CA 92126-6334
Attention: Chief Executive Officer

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Principals:	Stephen A. McAdams
McAdams and Whitham Consulting, LLC
1718 East Fourth St., Suite 501
Charlotte, NC 28204

John C. Whitham
McAdams and Whitham Consulting, LLC
1718 East Fourth St., Suite 501
Charlotte, NC 28204

5.4           Successors and Assigns.  This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by MWC Consulting or the Principals without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

5.5           Severability.  If one or more provisions of this Agreement and/or the Warrants are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6           Amendments and Waivers.  Any term of this Agreement and the Warrants may be amended and the observance of any other term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, MWC Consulting and the Principals.

5.7           Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

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The undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:	DIGIRAD CORPORATION

By:
David M. Sheehan
President and Chief Executive Officer

MWC CONSULTING:	MCADAMS AND WHITHAM CONSULTING, LLC

By:
Stephen A. McAdams

By:
John C. Whitham

PRINCIPALS:
Stephen A. McAdams

John C. Whitham

[SIGNATURE PAGE TO

AMENDED AND REST A TED WARRANT ISSUANCE AGREEMENT]

EXHIBIT A

FORM OF WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT WITH RESPECT TO THE SECURITIES OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

WARRANT TO PURCHASE COMMON STOCK

OF

DIGIRAD CORPORATION

MWC -	Date of Issuance -

This Warrant is one of several warrants issued by Digirad Corporation, a Delaware corporation (the “Company”), in connection with that certain Amended and Restated Warrant Issuance Agreement dated November 13,2002 (the “Issuance Agreement”), by and between the Company, McAdams and Whitham Consulting, LLC and [Stephen A. McAdams/John C. Whitham] (including any successors and assigns, the “Holder”) and is subject to, and the Company and the Holder shall be bound by, all of the terms, conditions and provisions of the Issuance Agreement.

The Company hereby certifies that, for value received, the Holder is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time, before 5:00 PM Pacific time on the date which is        ***         after the Date of Issuance noted above (the “Expiration Date”) up to fully paid and nonassessable shares of Common Stock of the Company (“Common Stock”), as determined by Section 1.2 of the Issuance Agreement and subject to adjustment as provided herein (the “Warrant Shares”). The purchase price per share of such Common Stock upon exercise of this Warrant shall be $                   , as determined pursuant to Section 1.4 of the Issuance Agreement and subject to adjustment as provided herein (the “Exercise Price”).

1.             Exercise Period.  Subject to Section 2.2 herein, this Warrant may be exercised by the Holder at any time or from time to time after the Date of Issuance noted above but before 5:00 PM, Pacific time on the Expiration Date (the “Exercise Period”) for up to that number of Warrant Shares as is set forth above.

2.             Exercise of Warrant Number of Warrant Shares: Termination.

2.1           Exercise of Warrant Partial Exercise.  This Warrant may be exercised in full or in part by the Holder with respect to any or all of the Warrant Shares by surrender of this

***        Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

Warrant, together with the form of subscription attached hereto as Schedule 1, duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the aggregate Exercise Price for the Warrant Shares to be purchased hereunder. For any partial exercise hereof, the Holder shall designate in a notice of exercise or net issue election notice that number of shares of Common Stock that he wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock represented by this Warrant which have not been purchased upon such exercise.

2.2           Termination of the Warrant Upon a Corporate Transaction. Immediately following a Corporate Transaction (as hereinafter defined), this Warrant shall terminate and cease to be outstanding, provided that written notice has been given to the Holder at least 20 days prior to the occurrence of the Corporate Transaction. For the purposes of this Warrant, a “Corporate Transaction” shall mean: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

3.             Net Issuance.

3.1           Right to Convert.  The Holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into shares of Common Stock as provided in this Section 3 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable shares of Common Stock computed using the following formula:

X = Y(A - B)

A

Where          X = the number of shares of Common Stock to be delivered to the Holder

Y = the number of Converted Warrant Shares

A = the fair market value of one share of the Company’s Common Stock on the Conversion Date (as defined below)

B = the Exercise Price (as adjusted through the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

3.2           Method of Exercise.  The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under this Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”) and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise shall be deemed to be the record holder of such Common Stock for all purposes. Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

3.3           Determination of Fair Market Value.  For purposes of this Section 3, fair market value of a share of Common Stock on the Conversion Date shall mean:

(1)           If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board of Directors of the Company (the “Board”) to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of the Company’s initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

(2)           If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of the Company’s initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

(3)           If there is no public market for the Common Stock, the fair market value of the Common Stock shall be determined in good faith by the Board.

4.             When Exercise Effective.  The exercise of this Warrant pursuant to Section 2 shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2.1, or on such later date as is specified in the form of subscription, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 5, shall be deemed to be the record holder of such Common Stock for all purposes.

5.             Delivery on Exercise.  As soon as practicable after the exercise of this Warrant in full or in part pursuant to Section 2, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share of Common Stock as determined pursuant to Section 3.3.

6.             Adjustments.  The number and kind of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

6.1           Dividends. Distributions. Stock Splits or Combinations.  If the Company shall at any time or from time to time after the date hereof (a) make or issue, or fix a record date for the determination of holders of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) entitled to receive, a dividend or other distribution payable in additional shares of common or preferred stock, (b) subdivide its outstanding shares of Common Stock (or any shares of stock or other securities which may be issuable upon exercise of this Warrant) into a larger number of shares of Common Stock (or any shares of stock or other securities which may be issuable upon exercise of this Warrant) or (c) combine its outstanding shares of Common Stock (or any shares of stock or other securities which may be issuable upon exercise of this W arrant) into a smaller number of shares of Common Stock (or any shares of stock or other securities which may be issuable upon exercise of this Warrant), then and in each such event the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant shall be appropriately adjusted.

6.2           Reclassification or Reorganization. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 6.1 above, or pursuant to a Corporate Transaction), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

6.3           Notice of Adjustments and Record Dates.  The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

6.4           When Adjustments To Be Made.  No adjustment in the Exercise Price shall be required by this Section 6 if such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of less than one percent (1%) in such price. Any adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment. Notwithstanding the foregoing, any adjustment carried forward shall be made no later than ten (10) business days prior to the Expiration Date. All calculations under this Section 6.4 shall be made to the nearest cent. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

6.5           Certain Other Events.  If any change in the outstanding Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board shall make an adjustment in the number and class of shares available under this Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder, upon exercise of this Warrant, the same aggregate Exercise Price and the same total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

7.             Replacement of Warrants.  On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new warrant of like tenor.

8.             No Rights or Liability as a Stockholder.  This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

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IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by its officers thereunto duly authorized.

DIGIRAD CORPORATION

By:

Name:

Its:

[SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK OF DIGIRAD
CORPORATION]

SCHEDULE 1

FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

To:          Digirad Corporation

The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,                 * shares of common stock of Digirad Corporation, and herewith makes payment of $                    therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                                       , whose address is

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

(Print Name)

(Address)

Dated:

* Insert here the number of shares as to which the Warrant is being exercised.